UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.            )

Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material under §240.14a-12

ConnectOne Bancorp, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
[X]	No fee required
[ ]	Fee paid previously with preliminary materials
[ ]	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

CONNECTONE BANCORP, INC. C/O BROADRIDGE P.O. BOX 1342 BRENTWOOD, NY 11717	Your Vote Counts! CONNECTONE BANCORP, INC. 2022 Annual Meeting Vote by May 23, 2022 11:59 PM ET

D73548-P70682

You invested in CONNECTONE BANCORP, INC. and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 24, 2022.

Get informed before you vote
View the Notice and Proxy Statement and Form 10-K online, OR you can receive a free paper or email copy of the material(s) by requesting prior to May 10, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* May 24, 2022 9:15 AM EDT Virtually at: www.virtualshareholdermeeting.com/CNOB2022

*	Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items				Board Recommends
1.	Election of Directors
Nominees:
	01) Frank Sorrentino III	05) Michael Kempner	09) Joseph Parisi Jr.	For
	02) Stephen T. Boswell	06) Nicholas Minoia	10) Daniel Rifkin
	03) Frank W. Baier	07) Anson M. Moise	11) Mark Sokolich
	04) Frank Huttle III	08) Katherin Nukk-Freeman	12) William A. Thompson
2.	To vote, on an advisory basis, to approve the executive compensation of ConnectOne Bancorp, Inc.’s named executive officers, as described in the proxy statement.			For
3.	To ratify the appointment of Crowe LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2022.			For
NOTE: In their discretion, such other business as shall properly come before the meeting.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

D73549-P70682